UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BRAINWORKS VENTURES, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Brainworks Ventures, Inc.

RiverEdge One

Suite 600

5500 Interstate North Parkway

Atlanta, Georgia 30328

Dear Shareholder:

We welcome the opportunity to meet you at the upcoming Special Shareholders’ Meeting of Brainworks Ventures, Inc. on June 26, 2003.

We fully endorse an affirmative vote to amend and restate the company’s Articles of Incorporation, which will authorize the company to issue additional shares of common stock. An affirmative vote will also change the name of our company to AssuranceAmerica Corporation.

We are focused upon providing our customers with nonstandard automobile insurance, which is a major segment of the national economy. Currently, over $24 billion of nonstandard automobile insurance is written in the United States. The state of Georgia represents $1 billion of this market, which contains one out of every five drivers.

Norrell Corporation, which was founded by Guy W. Millner, was built from the ground up into an organization with revenues totaling $1.4 billion, whose common stock was listed on the New York Stock Exchange. We at Norrell enjoyed being publicly traded, and found that it fostered an environment of corporate discipline, as well as facilitated ownership incentives for key management. We intend to operate our company in a like manner, and believe that you, the shareholder, deserve nothing less. We are encouraged by the recent standards imposed on publicly traded companies by regulatory authorities, and believe that the standards will increase the level of public trust in corporate governance.

We look forward to your attendance at the Special Meeting, and are confident that you will be pleased with what you hear.

Sincerely,

Lawrence “Bud” Stumbaugh President & CEO	Guy W. Millner Chairman

Brainworks Ventures, Inc.

RiverEdge One

Suite 600

5500 Interstate North Parkway

Atlanta, Georgia 30328

NOTICE OF SPECIAL SHAREHOLDERS’ MEETING

TO BE HELD JUNE 26, 2003

Notice is hereby given that a Special Shareholders’ Meeting (the “Special Meeting”) of Brainworks Ventures, Inc., a Nevada corporation, will be held at our main offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, on Thursday, June 26, 2003, at noon, local time, for the following purposes:

1.    Approval of Amended and Restated Articles of Incorporation.    To consider and vote on the approval of Amended and Restated Articles of Incorporation to increase the number of shares of common stock that we are authorized to issue from 25,000,000 to 60,000,000 and to change our corporate name from Brainworks Ventures, Inc. to AssuranceAmerica Corporation; and

2.    Other Business.    The transaction of such other business as may properly come before the Special Meeting, including adjourning the Special Meeting to permit, if necessary, further solicitation of proxies.

The affirmative vote of holders of a majority of our common stock present in person or represented by proxy and entitled to vote will be required to approve our Amended and Restated Articles of Incorporation. Only shareholders of record at the close of business on May 9, 2003, are entitled to receive notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Your vote is very important, regardless of the number of shares you own. You are encouraged to vote by proxy so that your shares will be represented and voted at the Special Meeting even if you cannot attend. All shareholders of record can vote by using the proxy card. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Special Meeting.

By Order of the Board of Directors

Lawrence Stumbaugh

President and Chief Executive Officer

Atlanta, Georgia

May 22, 2003

BRAINWORKS VENTURES, INC.

PROXY STATEMENT FOR

SPECIAL SHAREHOLDERS’ MEETING

VOTING INFORMATION

Purpose

This Proxy Statement is being furnished to you in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at a Special Shareholders’ Meeting, at which you will be asked to vote upon a proposal to approve Amended and Restated Articles of Incorporation to increase the number of shares of common stock that we are authorized to issue and to change our corporate name (see Proposal 1).

The meeting will be held at noon, local time, on Thursday, June 26, 2003, at our main offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328. This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about May 22, 2003.

Proxy Card and Revocation

You are requested to promptly sign, date, and return the accompanying proxy card to us in the enclosed self-addressed envelope. Any shareholder who has delivered a proxy may revoke it at any time before it is voted by either electing to vote in person at the meeting or by giving notice of revocation in writing or submitting to us a signed proxy bearing a later date, provided that we actually receive such notice or proxy prior to the taking of the shareholder vote. Any notice of revocation should be sent to Brainworks Ventures, Inc., RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, Attention: Lawrence Stumbaugh. The shares of our common stock represented by properly executed proxies received at or prior to the meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted “FOR” approval of the Amended and Restated Articles of Incorporation. As of the date of this Proxy Statement, we are unaware of any other matter to be presented at the meeting.

Who Can Vote; Voting of Shares

Our Board of Directors has established the close of business on May 9, 2003, as the record date for determining our shareholders entitled to notice of and to vote at the meeting. Only our shareholders of record as of the record date will be entitled to vote at the meeting. The affirmative vote of holders of a majority of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to approve our Amended and Restated Articles of Incorporation.

Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”) In such cases, those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to those matters for which the broker cannot vote. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

As of the record date, there were 21,779,992 shares of our common stock outstanding and 739 holders of record of shares of our common stock outstanding and entitled to vote at the meeting, with each share entitled to one vote.

The presence, in person or by proxy, of holders of 10% or more of the outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum of the shareholders in order to take action at the meeting. For these purposes, shares of our common stock that are present, or represented by proxy, at the meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any matter.

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How You Can Vote

You may vote your shares by marking the appropriate boxes on the enclosed proxy card. You must sign and return the proxy card promptly in the enclosed self-addressed envelope. Your vote is important. Even if you plan to attend the meeting in person, please return your marked proxy card promptly to ensure that your shares will be represented.

PROPOSAL 1—APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Our Board of Directors has approved, subject to shareholder approval, Amended and Restated Articles of Incorporation that will increase the number of shares of common stock that we are authorized to issue from 25,000,000 shares to 60,000,000 shares and that will change our corporate name from Brainworks Ventures, Inc. to AssuranceAmerica Corporation. Please read our proposed Amended and Restated Articles of Incorporation attached as Appendix A to this Proxy Statement carefully before you decide how to vote.

On April 1, 2003, our wholly-owned subsidiary AAHoldings Acquisition Sub, Inc., merged with and into AssuranceAmerica Corporation, a Georgia corporation (“AssuranceAmerica”). As a result of this merger, AssuranceAmerica became a wholly-owned subsidiary of us. In connection with this merger, AssuranceAmerica’s shareholders exchanged an aggregate of 19,508,902 shares of AssuranceAmerica common stock, no par value, on a 1-for-1 basis, for the right to receive shares of common stock, $0.01 par value, per share, of our common stock and as a result, the former shareholders of AssuranceAmerica became holders of approximately 89.57% of our outstanding common stock.

However, we did not have a sufficient number of shares of common stock authorized for issuance to effect a conversion of AssuranceAmerica’s Series A Convertible Preferred Stock into shares of our common stock. As of May 9, 2003, there were 23,241,098 shares of AssuranceAmerica’s Series A Convertible Preferred Stock issued and outstanding. Upon conversion of AssuranceAmerica’s Series A Convertible Preferred Stock into shares of our common stock, AssuranceAmerica’s former shareholders will hold a total of 42,750,000 shares, or 94.96%, of our common stock. If the proposed Amended and Restated Articles of Incorporation are approved, we intend to use a portion of the additional shares of common stock that will be authorized for issuance to convert each share of AssuranceAmerica’s Series A Convertible Preferred Stock into one share of our common stock.

Although we do not have any other present plans, agreements or understandings regarding the issuance of the proposed additional authorized shares of common stock, our Board of Directors recommends approving this proposal because we will have greater flexibility in connection with possible future financing transactions and other proper corporate purposes. Except as required by applicable law, the authorized but unissued shares of common stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authorization by the shareholders.

Since the issuance of additional shares of common stock may be on a basis that is not proportionate among our current shareholders, the issuance of additional shares will dilute the ownership interest of the existing shareholders. We are not aware of anyone seeking to obtain control of us and have no present intention to use the additional authorized shares to deter a change of control.

The proposed Amended and Restated Articles of Incorporation will also change our name from Brainworks Ventures, Inc. to AssuranceAmerica Corporation. After the merger that resulted in AssuranceAmerica becoming a wholly-owned subsidiary of us, a majority of our operations relate to AssuranceAmerica’s non-standard automobile insurance business. Our Board of Directors believes that the new name will maintain the corporate recognition and branding already developed by AssuranceAmerica and therefore assist our management’s marketing efforts.

The change of our corporate name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will our shareholders be required to surrender or exchange any stock certificates that they currently hold.

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If the Amended and Restated Articles of Incorporation are approved by our shareholders, it will become effective upon our filing them with the Nevada Secretary of State, which filing will be made promptly after the special meeting.

Our Board of Directors recommends that the shareholders vote “FOR” the approval of our Amended and Restated Articles of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our common stock as of May 9, 2003, by:

•	each shareholder that we know owns more than 5% of our outstanding common stock;

•	each of our executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

The following table lists the applicable percentage of beneficial ownership based on 21,779,992 shares of common stock outstanding as of May 9, 2003. Except where noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name Of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned		Percentage
Guy W. Millner	16,442,924	(2)	75.50%
Lawrence Stumbaugh	2,901,693	(3)	13.32%
Donald Ratajczak	138,000		*
Sercap Holdings, LLC	19,344,617	(4)	88.82%
Directors and executive officers as a group (3 persons)	19,482,617		89.45%

*	Less than 1.0%.
(1)	The address of each beneficial owner is RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328.
(2)	Consists of indirect beneficial ownership by Mr. Millner of 16,442,924 shares of our common stock held by Sercap Holdings, LLC (“Sercap”). Mr. Millner directly owns 80% of the outstanding membership interests in Sercap and indirectly owns an additional 5% of the outstanding membership interests through MI Holdings, Inc, a corporation controlled by Mr. Millner. If Proposal 1 is approved, Mr. Millner through Sercap, will receive an additional 19,586,271 shares of our common stock upon the conversion of shares of Assurance America’s Series A Convertible Preferred Stock.
(3)	Consists of indirect beneficial ownership by Mr. Stumbaugh of 2,901,693 shares of our common stock held by Sercap. Mr. Stumbaugh owns 15% of the outstanding membership interests in Sercap. If Proposal 1 is approved, Mr. Stumbaugh, through Sercap, will receive an additional 3,459,112 shares of our common stock of Assurance America’s Series A Convertible Preferred Stock.
(4)	These shares are also included in Messrs. Millner’s and Stumbaugh’s holdings. If Proposal 1 is approved, Sercap will receive an additional 23,045,383 shares of our common stock upon the conversion of shares of Assurance America’s Series A Convertible Preferred Stock.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements, information statements and other information with the Securities and Exchange Commission (“SEC”). Our public filings are available to the public from commercial document retrieval services and at the Internet site maintained by the SEC at http://www.sec.gov.

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SHAREHOLDER PROPOSALS FOR 2003 ANNUAL SHAREHOLDERS MEETING

In order to be considered for inclusion in the proxy statement and form of proxy to be used in connection with our 2003 annual meeting of shareholders, shareholder proposals must be received by our Secretary at our principal offices, located at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, a reasonable time before we begin to print and mail our proxy materials.

For business to be properly brought before the 2003 annual meeting, a shareholder must give timely written notice of the matter to be presented at the meeting to our Secretary. To be considered timely, our Secretary must receive the notice at our principal offices located at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, a reasonable time before we begin to print and mail our proxy materials. Only shareholder proposals that are timely presented will be eligible for consideration at a meeting.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for shareholder action at the special meeting. However, if other matters do properly come before the special meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxy card will vote upon such matters in accordance with their best judgment.

We will pay the costs of soliciting proxies. This solicitation is being made by mail, but may also be made by telephone or in person by our officers and employees. We will reimburse brokerage firms, nominees, custodians, and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners.

By Order Of The Board Of Directors

Lawrence Stumbaugh

President and Chief Executive Officer

May 22, 2003

Whether or not you plan to attend the special meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed self-addressed envelope. You may revoke your proxy at any time before the special meeting. If you are a shareholder of record and you decide to attend the special meeting and wish to change your proxy vote, you may do so automatically by voting in person at the special meeting.

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Appendix A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

ASSURANCEAMERICA CORPORATION

I, the undersigned, a natural person of the age of 21 years or more, acting as President and Chief Executive Officer of the above-referenced corporation under the Nevada Revised Statutes, adopt the following Amended and Restated Articles of Incorporation for such corporation.

ARTICLE I—CORPORATE NAME

The name of the corporation is ASSURANCEAMERICA CORPORATION.

ARTICLE II—DURATION OF CORPORATION

The corporation is to have perpetual existence.

ARTICLE III—CORPORATE PURPOSE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.

ARTICLE IV—SHARES

The aggregate number of shares which the Corporation shall have authority to issue is 60,000,000, par value of $0.01 per share. All shares of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid shares of the Corporation shall not be liable to any further call or assessment.

ARTICLE V—COMMENCING BUSINESS

The Corporation will not commence business until consideration of a value of at least $1,000 has been received for the issuance of shares.

ARTICLE VI—SHAREHOLDER RIGHTS

The authorized shares of stock of the Corporation may be issued at such time, upon such terms and conditions, and for such consideration as the Board of Directors shall determine. Shareholders shall not have preemptive rights to acquire unissued shares of the stock of the Corporation.

ARTICLE VII—BYLAWS

The Directors shall adopt Bylaws which are not inconsistent with law or these Articles for the regulation and management of the affairs of the Corporation. The Bylaws may be amended from time to time or repealed pursuant to law.

ARTICLE VIII—OFFICERS’ AND DIRECTORS’ CONTRACTS

No contract or other transaction between this corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof, which authorizes, approved or ratifies such contract or transaction, or because his or their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by vote or consent sufficient for the

A-1

purpose without counting the votes or consents of such interested director; or (b) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable to the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves or ratifies such contract or transaction.

DATED this              day of June, 2003.

Lawrence Stumbaugh, President and Chief Executive Officer

STATE OF GEORGIA              )

                                                     ) ss.

COUNTY OF                             )

On the              day of June, 2003, personally appeared before me Lawrence Stumbaugh who, being by me first duly sworn, declared that he is the person who signed the foregoing document as President and Chief Executive Officer and that the statements therein contained are true.

My Commission Expires:

Notary Public Residing at:

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FORM OF PROXY

BRAINWORKS VENTURES, INC.

SPECIAL MEETING OF SHAREHOLDERS

June 26, 2003

Proxy

This proxy is solicited on behalf of our Board of Directors. The undersigned hereby constitutes and appoints Lawrence Stumbaugh and Donald Ratajczak and each of them, the true and lawful attorneys and proxies for the undersigned, to act and vote all of the undersigned’s capital stock of Brainworks Ventures, Inc., a Nevada corporation, at the Special Meeting of Shareholders to be held at our executive offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, at noon, local time, on Thursday, June 26, 2003, and at any and all adjournments thereof, for the purposes of considering and acting upon the matters proposed by Brainworks Ventures, Inc. that are identified below. This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the proposal.

1.	PROPOSAL TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

FOR ☐                         AGAINST ☐                         ABSTAIN ☐

The Board of Directors recommends a vote “FOR” the above listed proposal.

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or adjournment(s), including adjourning the Special Meeting to permit, if necessary, further solicitation of proxies.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Special Meeting, or at any adjournments thereof, and after notification to our Secretary at the Special Meeting of the shareholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying our Secretary of his or her decision to terminate this proxy.

The undersigned acknowledges receipt from us prior to the execution of this proxy of a Notice of the Special Meeting and a Proxy Statement dated May 22, 2003.

Dated:             , 2003

Signature of Shareholder	Signature of Shareholder

Print Name of Shareholder	Print Name of Shareholder

NOTE:    Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.